Exhibit 3(i) under Form N-1A
                                               Exhibit a under Item 601/Reg. S-K

                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 22
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                              Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          Alabama Municipal Cash Trust
                          Arizona Municipal Cash Trust
                          Institutional Service Shares
                         Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares
                       Automated Government Cash Reserves
                        Automated Government Money Trust
                        Automated Treasury Cash Reserves
                         California Municipal Cash Trust
                                 Cash II Shares
                               Cash Series Shares
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                        Connecticut Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                         Federated Capital Reserves Fund
                       Federated Government Reserves Fund
                             Federated Master Trust
                            Federated Municipal Trust
                   Federated Short-Term U.S. Government Trust
                            Federated Tax-Free Trust
                          Florida Municipal Cash Trust
                                 Cash II Shares
                               Cash Series Shares
                              Institutional Shares
                          Georgia Municipal Cash Trust
                           Government Obligations Fund
                          Institutional Capital Shares
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares

                     Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares
                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares
                                Liquid Cash Trust
                          Maryland Municipal Cash Trust
                       Massachusetts Municipal Cash Trust
                               Cash Series Shares
                                Galaxy BKB Shares
                          Institutional Service Shares
                          Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares
                             Money Market Management
                               Money Market Trust
                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                         New Jersey Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                          New York Municipal Cash Trust
                                 Cash II Shares
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                       North Carolina Municipal Cash Trust
                            Ohio Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares
                        Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                           Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                        Prime Management Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares

                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                           Tax-Free Instruments Trust
                          Institutional Service Shares
                                Investment Shares
                            Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                            Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares
                                  Trust Shares
                       Trust for Government Cash Reserves
                 Trust for Short-Term U.S. Government Securities
                       Trust for U.S. Treasury Obligations
                           U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares
                          Virginia Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

     The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of November, 2004.

     WITNESS the due execution hereof this 18th day of November, 2004.


                                    /s/ J. Christopher Donahue
                                    J. Christopher Donahue
                                    Executive Vice President